SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 31, 2005



                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                       000-22961              52-1595772
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 File No.)         Identification Number)


                  1000 Bestgate Road, Annapolis, Maryland 21401
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (410) 224-4455
                                                     --------------


                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-14c))

Item 2.02  Results of Operations and Financial Condition.
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           The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition":

           On October 31, 2005 Annapolis Bancorp, Inc. issued a press release reporting third quarter 2005 financial results. The press release is attached hereto as Exhibit 99.1



Item 9.01  Financial Statements and Exhibits.
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(a)        Not applicable

(b)        Not applicable

(c)        Exhibits

Exhibit               Description
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99.1                  Press Release issued October 31, 2005, filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             ANNAPOLIS BANCORP, INC.


Dated: October 31, 2005

                                                /s/ Richard M. Lerner
                                                --------------------------------
                                                Richard M. Lerner,
                                                Chief Executive Officer

                                                             EXHIBIT INDEX

Exhibit               Description
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99.1                  Press Release issued October 31, 2005, filed herewith.